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                                                                   EXHIBIT 10(b)

                                    AMENDMENT
                                     TO THE
                       VF EXECUTIVE DEFERRED SAVINGS PLAN

Pursuant to its authority under the VF Executive Deferred Savings Plan (the "Plan"), the VF Corporation Pension Plan Committee (the "Committee") hereby amends the Plan, effective December 31, 2004, as follows:

1. By adding the following to the end of the definition of "Accrued Benefit" in Section I.

      Notwithstanding the foregoing, any Matching Deferrals that are not vested as of December 31, 2004 (and any gains and losses credited thereon) shall no longer be part of the Participant's Accrued Benefit under this Plan and shall instead, effective January 1, 2005, be credited to the Participant's Accrued Benefit under, and vest in accordance with, the VF Executive Deferred Savings Plan II.

2.    By adding the following new Section XIII:

                                  SECTION XIII
                           CESSATION OF PARTICIPATION

      Notwithstanding any other provision in the Plan to the contrary, all participation in the Plan shall cease as of the close of business on December 31, 2004, such that no Basic or Matching Deferrals shall be permitted with respect to Earnings paid on or after December 31, 2004 and no employee shall become a Participant after December 31, 2004.

3.    In all respects not amended, the Plan is hereby ratified and affirmed.

      IN WITNESS WHEREOF, and as evidence of the adoption of the Amendment set forth herein, the Committee has caused this instrument to be executed this ____________________________day of ___________________________, 2004.

                                        VF CORPORATION PENSION PLAN COMMITTEE

                                        ________________________________________
                                        Frank C. Pickard, III

                                        ________________________________________
                                        Candace S. Cummings

                                        ________________________________________
                                        Leonard T. Ebright

                                        ________________________________________
                                        Susan L. Williams